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                                                                    Exhibit 31.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER


I, Cornel C. Spiegler, Chief Financial Officer, certify that:

     1. I have reviewed this quarterly report on Form 10-Q/A for the three months ended September 30, 2005 of Impax Laboratories, Inc.

     2. Based on my knowledge, this quarterly report amendment does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, with respect to the period covered by this quarterly report.



                                                  /s/ Cornel C. Spiegler
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                                                    Cornel C. Spiegler
                                                 Chief Financial Officer


                                                     March 15, 2005
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